	iM DBi Managed Futures Strategy ETF
	CONSOLIDATED SCHEDULE OF INVESTMENTS
	March 31, 2020 (Unaudited)
		Principal
		Amount	Value
	SHORT-TERM INVESTMENTS - 85.1%
	U.S. Treasury Bills - 85.1% (b)(c)
	0.039%, 04/07/2020	$494,000	$493,995
	0.055%, 04/09/2020	413,000	412,996
	0.026%, 04/14/2020	135,000	134,998
	0.051%, 04/16/2020	1,531,000	1,530,960
	-0.015%, 04/23/2020	658,000	657,988
	0.023%, 04/28/2020	795,000	794,981
	0.004%, 04/30/2020	163,000	162,993
	0.026%, 05/05/2020	474,000	473,973
	0.050%, 05/07/2020	1,914,000	1,913,882
	0.071%, 05/14/2020	85,000	84,990
	0.050%, 05/28/2020 (a)	2,077,000	2,076,663
	0.055%, 06/04/2020	114,000	113,981
	0.059%, 06/11/2020	384,000	383,920
	0.081%, 06/18/2020 (a)	2,774,000	2,773,375
	0.070%, 06/25/2020 (a)	1,797,000	1,796,670
	0.090%, 07/02/2020 (a)	2,209,000	2,208,393
	0.070%, 07/09/2020	111,000	110,973
	0.076%, 07/23/2020	62,000	61,981
	0.094%, 08/27/2020	605,000	604,729
	1.038%, 09/10/2020 (a)	2,975,000	2,973,306
	0.066%, 09/17/2020	449,000	448,841
	1.038%, 09/24/2020 (a)	229,000	228,871
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,413,075)		20,443,459
	TOTAL INVESTMENTS (Cost $20,413,075)		20,443,459
	Other Assets in Excess of Liabilities - 14.9%		3,591,481
	TOTAL NET ASSETS - 100.0%		$24,034,940

	Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held by the iM DBi Cayman Managed Futures Subsidiary.
(b)	Zero coupon bond. The effective yield to maturity is listed.
(c)	All or a portion of this security is held as collateral for certain futures contracts.

	iM DBi Managed Futures Strategy ETF
	CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (a)
	March 31, 2020

	Description	Number of Contracts Purchased / (Sold)	Settlement Month	Notional Amount	Value	Unrealized Appreciation (Depreciation)
	Purchased Contracts:
	U.S. Treasury Long Bond Futures	9	Jun-20	$1,532,343	$1,611,562	$79,219
	U.S. Treasury 10-Year Note Futures	11	Jun-20	1,520,270	1,525,563	5,292
	U.S. Treasury Ultra Bond Futures	7	Jun-20	1,477,742	1,553,125	75,383
	U.S. Treasury 10-Year Ultra Bond Futures	9	Jun-20	1,392,473	1,404,281	11,808
	MSCI EAFE Index Futures	15	Jun-20	1,098,806	1,169,475	70,669
	S&P 500 E-mini Index Futures	8	Jun-20	935,916	1,027,880	91,964
	Japanese Yen Currency Futures	5	Jun-20	571,486	582,469	10,983
	Gold 100 Oz. Futures (b)	11	Jun-20	1,820,995	1,756,260	(64,734)
						280,584

	Contracts Sold:
	Euro FX Currency Futures	(38)	Jun-20	(5,395,890)	(5,248,513)	147,377
	90 Day Euro-Dollar Futures	(19)	Sep-21	(4,734,353)	(4,735,512)	(1,159)
	U.S. Treasury 2-Year Note Futures	(21)	Jun-20	(4,628,843)	(4,628,039)	804
	Fed Fund 30 day Futures	(3)	Jul-20	(1,249,152)	(1,249,350)	(198)
	MSCI Emerging Market Index Futures	(16)	Jun-20	(612,791)	(674,320)	(61,529)
	WTI Crude Oil Futures (b)	(33)	Jun-20	(834,687)	(808,830)	25,857
						111,152
						$391,736

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iM DBi Cayman Managed Futures Subsidiary at March 31, 2020.
(b)	Contract held by the iM DBi Cayman Managed Futures Subsidiary.

Summary of Fair Value Measurements at March 31, 2020. (Unaudited)
    The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the Fund's consolidated investments and other financial instruments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Obligations	$-	$20,443,459	$-	$20,443,459
Total Short-Term Investments	-	20,443,459	-	20,443,459
Total Investments in Securities	$-	$20,443,459	$-	$20,443,459

Other Financial Instruments*
Futures:
Long Futures Contracts	$280,584	$-	$-	$280,584
Short Futures Contracts	111,152			111,152
Total Futures Contracts	$391,736	$-	$-	$391,736

* Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

Derivative Instruments and Hedging Activities

The Fund has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund's managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the iM DBi Cayman Managed Futures Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model - the Dynamic Beta Engine - that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. During the period ended March 31, 2020, the Fund used long and short contracts on U.S.government bonds, U.S. and foreign equity market indexes, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Commodity Contracts - Futures*	Unrealized appreciation on futures contracts	$ 25,857	Unrealized depreciation on futures contracts	$ 64,734
Equity Contracts - Futures*	Unrealized appreciation on futures contracts	$ 162,633	Unrealized depreciation on futures contracts	61,529
Foreign Exchange Contracts - Futures*	Unrealized appreciation on futures contracts	158,360	Unrealized depreciation on futures contracts	1,159
Interest Rate Contracts - Futures*	Unrealized appreciation on futures contracts	172,506	Unrealized depreciation on futures contracts	198
Total		$ 519,356		$ 127,620

*Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.